Vanguard® Energy Fund
Schedule of Investments (unaudited)
As of October 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value ($000)
Common Stocks (99.0%)
Brazil (1.2%)
	Petroleo Brasileiro SA	10,801,825	69,552
Canada (6.7%)
	Cenovus Energy Inc.	9,578,235	193,480
[1]	Enbridge Inc.	3,609,313	140,626
	ARC Resources Ltd.	1,746,809	24,593
	TC Energy Corp.	429,239	18,854
	TC Energy Corp. (XTSE)	400,943	17,610
			395,163
China (0.6%)
	China Yangtze Power Co. Ltd. Class A	13,328,760	37,093
France (9.1%)
	TotalEnergies SE	4,031,736	219,945
	Engie SA (XPAR)	12,991,878	168,808
	TotalEnergies SE ADR	2,779,530	152,235
			540,988
Germany (1.2%)
	RWE AG	1,852,239	71,302
India (1.7%)
	Power Grid Corp. of India Ltd.	37,459,436	103,353
Italy (2.8%)
	Tenaris SA	6,269,509	98,125
	Enel SpA	15,880,887	70,945
			169,070
Norway (3.2%)
	Equinor ASA	5,180,308	188,738
Russia (0.0%)
[2]	LUKOIL PJSC ADR	1,423,477	—
Spain (2.1%)
	Iberdrola SA (XMAD)	12,110,157	123,151
United Kingdom (16.9%)
	Shell plc (XLON)	11,750,273	325,502
	BP plc	45,514,524	251,814
	Shell plc ADR	3,888,499	216,317
	BP plc ADR	3,551,860	118,206
	National Grid plc	8,746,142	95,290
			1,007,129
United States (53.5%)
	ConocoPhillips	3,743,561	472,026

		Shares	Market Value ($000)
	Marathon Petroleum Corp.	3,652,499	414,997
	Chesapeake Energy Corp.	1,930,187	197,400
	Coterra Energy Inc.	6,159,163	191,735
	Duke Energy Corp.	1,762,795	164,257
	NextEra Energy Inc.	2,015,923	156,234
	EOG Resources Inc.	1,080,149	147,462
	Exelon Corp.	3,792,337	146,346
	Southern Co.	2,101,008	137,574
	Pioneer Natural Resources Co.	522,951	134,090
	FirstEnergy Corp.	3,355,989	126,554
	Sempra Energy (XNYS)	804,485	121,429
	Constellation Energy Corp.	1,264,113	119,509
	American Electric Power Co. Inc.	1,322,357	116,262
	Edison International	1,757,662	105,530
	Williams Cos. Inc.	3,173,091	103,855
	Schlumberger NV	1,528,894	79,548
	CenterPoint Energy Inc.	2,544,208	72,790
	Targa Resources Corp.	821,596	56,173
*	First Solar Inc.	356,426	51,885
	Avangrid Inc.	1,113,791	45,309
	EQT Corp.	452,660	18,939
			3,179,904
Total Common Stocks (Cost $4,364,138)			5,885,443
Temporary Cash Investments (3.5%)
Money Market Fund (2.5%)
[3,4]	Vanguard Market Liquidity Fund 3.117%	1,465,210	146,492
		Face Amount ($000)
Repurchase Agreement (1.0%)
	NatWest Markets plc, 3.000%, 11/1/22 (Dated 10/31/22, Repurchase Value $63,005,000, collateralized by U.S. Treasury Note/Bond 0.375%–2.750%, 11/30/25–8/15/32, with a value of $64,260,000)	63,000	63,000
Total Temporary Cash Investments (Cost $209,491)			209,492
Total Investments (102.5%) (Cost $4,573,629)			6,094,935
Other Assets and Liabilities—Net (-2.5%)			(149,586)
Net Assets (100%)			5,945,349
Cost is in $000.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $139,095,000.
2	Security value determined using significant unobservable inputs.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	Collateral of $146,370,000 was received for securities on loan.
ADR—American Depositary Receipt.
A. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
B. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
C. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty's default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
D.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.

The following table summarizes the market value of the fund’s investments as of October 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	3,644,619	—	—	3,644,619
Common Stocks—Other	486,758	1,754,066	—	2,240,824
Temporary Cash Investments	146,492	63,000	—	209,492
Total	4,277,869	1,817,066	—	6,094,935